        FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 10, 1996

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                             (AMENDMENT NO.       )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                           Commission Only
[X] Definitive Proxy Statement             (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials    [ ] Soliciting Material Pursuant to
                                           Rule 14a-11(c) or Rule 14a-12

                             Rosenberg Series Trust
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)

                  --------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

- -------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

- -------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

- -------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

- -------------------------------------------------------------------------------

(5)  Total fee paid:

- -------------------------------------------------------------------------------

[ X] Fee paid previously with preliminary materials.

- -------------------------------------------------------------------------------

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

- -------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

- -------------------------------------------------------------------------------

(3)  Filing Party:

- -------------------------------------------------------------------------------

(4)  Date Filed:

- -------------------------------------------------------------------------------

                             ROSENBERG SERIES TRUST
                           SMALL CAPITALIZATION SERIES

                           FOUR ORINDA WAY, SUITE 300E
                                ORINDA, CA  94563

                                                       July 10, 1996

Dear Shareholder:

     As a shareholder of the Small Capitalization Series (the "Fund"), a series of Rosenberg Series Trust (the "Trust"), you are cordially invited to attend or to send in the enclosed proxy so that you are represented at a Special Meeting of Shareholders of the Fund which will be held on August 1, 1996 at 10:00 a.m., California time, at Four Orinda Way, Suite 300E, Orinda, California.

     The matters to be acted upon at the Special Meeting with respect to the Fund are described in the attached Notice and Proxy Statement. As described in the Proxy Statement, the Trustees are seeking your vote to approve a new Management Contract between Rosenberg Institutional Equity Management ("RIEM") and the Trust on behalf of the Fund which would increase the management fee payable under the existing contract. As further described, RIEM will voluntarily waive some or all of the compensation it receives under the new Management Contract to the extent necessary to limit the Fund's total annual operating expenses. The Trustees are also taking this opportunity to request that you vote to make non-fundamental certain of the Fund's fundamental investment policies so that the Trustees may adopt less restrictive policies, as described.

     Although we would prefer to have each shareholder attend the Special Meeting, we realize that you may be unable to attend. Whether or not you plan to be present at the Special Meeting, we need your vote. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person.

     We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                         By order of the Board of Trustees,



                         Kenneth Reid, President

                             ROSENBERG SERIES TRUST
                           SMALL CAPITALIZATION SERIES

                           FOUR ORINDA WAY, SUITE 300E
                            ORINDA, CALIFORNIA  94563

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To The Shareholders of the Small Capitalization Series:

     A Special Meeting of Shareholders (the "Special Meeting") of the Small Capitalization Series (the "Fund"), a series of Rosenberg Series Trust (the "Trust"), will be held on August 1, 1996 at 10:00 a.m., California time, at Four Orinda Way, Suite 300E, Orinda, California, for the following purposes:

     1. To approve or disapprove of a new Management Contract between the Trust and Rosenberg Institutional Equity Management on behalf of the Fund as described in Part I of the accompanying Proxy Statement.

     2.   A.   To make non-fundamental and amend the Fund's fundamental
               investment policy relating to investments in illiquid securities, restricted securities and certain repurchase agreements to increase the Fund's permissible limit on such investments, as described in Part II-A of the accompanying Proxy Statement.

          B. To make non-fundamental and amend the Fund's fundamental investment policy relating to investments in the voting securities of any one issuer to increase the Fund's permissible limit on such investments, as described in Part II-B of the accompanying Proxy Statement.

     3. To consider such other matters as may properly come before the Special Meeting.

                         By order of the Board of Trustees,


                         Carolyn Demler
                         Clerk

July 10, 1996

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

                             ROSENBERG SERIES TRUST
                           SMALL CAPITALIZATION SERIES

                           FOUR ORINDA WAY, SUITE 300E
                                ORINDA, CA 94563

                                                                  JULY 10, 1996

                                PROXY STATEMENT

     THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF ROSENBERG SERIES TRUST (THE "TRUST") for use at a Special Meeting of Shareholders (the "Special Meeting") of the Small Capitalization Series (the "Fund"), a series of the Trust, to be held on August 1, 1996, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record of the Fund at the close of business on July 5, 1996 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjourned session thereof.

     On the Record Date, 7,407,105.072 shares of the Fund were issued and outstanding. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. The Notice, proxy and this Proxy Statement have been mailed to such shareholders of record on or about July 10, 1996.

     With respect to the matters specified in this proxy, shares will be voted in accordance with the specifications made. IF NO SPECIFICATION IS MADE WITH RESPECT TO A PARTICULAR MATTER, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE TRUSTEES. Proxies may be revoked at any time before they are exercised by sending written revocation which is received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person.

     FURTHER INFORMATION CONCERNING THE FUND IS CONTAINED IN ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING TO ROSENBERG SERIES TRUST, 237 PARK AVENUE, SUITE 910, NEW YORK, NY 10017 OR BY TELEPHONING 1-800-447-3332.

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES

     On the Record Date, the Trustees and Officers of the Trust owned less than 1% of the Fund's outstanding shares although, as indicated below, those Trustees and Officers who are affiliates of Rosenberg Institutional Equity Management, a California limited partnership which is the Fund's investment adviser (the "Manager"), have an indirect interest in shares of the Fund through their interest in the Manager's pension plan, Rosenberg Institutional Equity Management Money Purchase Plan. Information concerning shareholders who were known to be the beneficial owners of more than 5% of the Fund's shares as of the Record Date is set forth below.

                                                Number of           Percentage
Name and Address                                Shares              Ownership
of Beneficial Owner                             Beneficially Owned  of the Fund
- -----------------------------------------       ------------------  -----------

The Common Fund                                 736,433.6800          9.94%
450 Post Road East
P.O. Box 909
Westport, CT  06881-0909

The Nathan Cummings Foundation                  762,295.9550         10.29%
1926 Broadway, Suite 600
New York, NY 10023

Board of Pensions
  Re: Luther Account                           2,005,936.7300        27.08%
  Re: Martin Account                             226,237.5150         3.05%
Evangelical Lutheran Church in America
800 Marquette Avenue, Suite 1050
Minneapolis, MN  55402-2885

Rosenberg Institutional Equity                  983,666.5990         13.28%
   Management Money Purchase Plan
4 Orinda Way, Suite 300E
Orinda, CA  94563

University of Washington                        1,296,155.0460       17.50%
Financial Management
Box 351248
Seattle, WA  98195-1248

Leland Stanford Junior University               1,396,379.5470       18.85%
c/o Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA  94025


     Effective August 5, 1996, the Fund intends to re-classify and designate its then outstanding shares as "Institutional Shares" and to begin issuing two additional classes of shares, designated as "Adviser Shares" and "Select Shares." This Proxy Statement is being sent only to holders of shares that will be designated as Institutional Shares. References herein to annual expenses of the Fund refer to annual expenses that have been or will be allocated to the class to be designated as Institutional Shares.

     Proxy solicitation and related costs will initially be borne by the Fund. However, as described below, the Manager currently voluntarily waives some or all of its management fee and bears certain expenses with respect to the Fund until further notice to the extent that the Fund's total annual operating expenses (including the management fee but excluding brokerage commissions, transfer taxes and extraordinary items) do not otherwise exceed 0.90% of the average daily net assets attributable to the class to be designated as Institutional Shares of the Fund. As a result, proxy solicitation and related costs may in effect be borne by the Manager.

I.   APPROVAL OR DISAPPROVAL OF A NEW MANAGEMENT CONTRACT

     You are being requested to approve a new Management Contract (the "Proposed Agreement") between the Manager and the Trust on behalf of the Fund. The Proposed Agreement would replace the Fund's existing Management Contract (the "Current Agreement") between the Manager and the Trust. In order for the Proposed Agreement to come into effect, the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the agreement be approved both by the Trust's Board of Trustees and the Fund's shareholders as described below.

     The Trustees of the Fund, including those Trustees who are not "interested persons" or affiliates (as defined in the 1940 Act) of any party to the Proposed Agreement (the "Independent Trustees"), approved the Proposed Agreement in person at a meeting held on May 20, 1996.

     The Proposed Agreement is identical in all material respects to the Current Agreement, except that the Proposed Agreement reflects (i) an increase in the management fee payable to the Manager from an annual rate of 0.80% to 0.90% of the Fund's average daily net assets, (ii) a change in the name of the Trust from "Rosenberg Series Trust" to "Barr Rosenberg Series Trust", (iii) a change in the name of the Fund from "Small Capitalization Series" to "U.S. Small Capitalization Series", and (iv) a new effective date and other typographical changes.

     The Current Agreement and the Proposed Agreement, including the services provided and to be provided thereunder, terms relating to compensation and procedures for termination and renewal are described below under "Description of Current and Proposed Agreements." The description of the Proposed Agreement is qualified in its entirety by reference to the form of Proposed Agreement which is set forth in Appendix A to this Proxy Statement. Additional information about the Manager is set forth below under "Other Information."

DESCRIPTION OF CURRENT AND PROPOSED AGREEMENTS

     THE CURRENT AGREEMENT. Pursuant to the Current Agreement, dated September 13, 1988, the Manager renders advisory services to the Fund subject to the control and supervision of the Trustees of the Trust. The sole initial shareholder of the Fund approved the Current Agreement on July 26, 1988. The Trustees of the Trust last approved the continuance of the Current Agreement at a meeting held on May 20, 1996.

     Under the Current Agreement, the Manager is entitled to receive a fee computed and paid quarterly at the annual rate of 0.80% of the Fund's average daily net asset value. The fees to which the Manager is entitled under the Current Agreement are higher than the management fees paid by most other mutual funds. As described above, the Manager currently voluntarily waives some or all of its management fee under the Current Agreement and bears certain Fund expenses until further notice to the extent that the Fund's total annual operating expenses (including the management fee but excluding brokerage commissions, transfer taxes and extraordinary items) do not otherwise exceed 0.90% of the Fund's average daily net assets (the "Current Expense Limitation"). Accordingly, so long as the Manager continues to observe the Current Expense Limitation, total annual operating expenses of the Fund will not exceed 0.90% of the Fund's average daily net assets. For the fiscal year ended March 31, 1996, the Manager was paid $356,473 under the Current Agreement. Absent the Current Expense Limitation, the Manager would have been paid $514,386 under the Current Agreement for such fiscal year.

     Under the Current Agreement, subject always to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Manager, at its own expense, furnishes continuously an investment program for the Fund, makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of the Fund's portfolio securities. The Manager also furnishes office space and equipment, provides bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and fund accounting services) for the Fund, and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. In the performance of its duties under the Current Agreement, the Manager is required to comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund's stated investment objective, policies and restrictions.

     The Current Agreement provides that it will continue in effect for an initial term of two years from its date of execution and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all advisory agreements for a fund be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the independent trustees of the fund and (ii) the majority vote of the full board of trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the fund. The Current Agreement provides that it will terminate automatically, without the payment of any penalty, in the event of its assignment and that it may be terminated, without the payment of any penalty, by the Trust or the Manager by not more than sixty days' written notice to the other party. The Current Agreement may be amended only by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and by the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees.

     The Current Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager or reckless disregard of the Manager's obligations and duties thereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder thereof for any act or omission in the course of, or connected with, rendering services thereunder.

     The Current Agreement also provides that, in placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The Current Agreement provides that, subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty under the agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. However, the Manager may only do so if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. In using its best efforts to obtain the most favorable price and execution available for the Fund, the Manager will consider all factors it deems relevant, including the overall net economic benefit to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future and the financial strength and stability of the broker.

     THE PROPOSED AGREEMENT. Under the Proposed Agreement, the Manager would be entitled to receive a fee computed as described above at the annual rate of 0.90% of the Fund's average daily net asset value. The fees to which the Manager would be entitled under the Proposed Agreement are higher than the management fees paid by most other mutual funds. The Manager has informed the Trust that, effective on or about August 5, 1996, it intends to voluntarily waive some or all of its management fee under the Proposed Agreement (or the Current Agreement if the Proposed Agreement is not approved) and to bear certain Fund expenses until further notice to the extent that the Fund's total annual operating expenses (including the management fee but excluding brokerage commissions, transfer taxes and extraordinary items) would otherwise exceed 1.15% of the Fund's average daily net asset value (the "New Expense Limitation"). Accordingly, so long as the Manager observes the New Expense Limitation under either the Current or Proposed Agreement, total annual operating expenses of the Fund will not exceed 1.15% of the Fund's average daily net assets.

     The following tables and examples are provided to assist shareholders in understanding and comparing the various costs and expenses of the Fund that would be borne directly or indirectly by shareholders of the Fund with the Current or Proposed Agreement in effect. Information is provided only with respect to the class of shares of the Fund that will be designated as Institutional Shares effective on or about August 5, 1996. Estimated Annual Fund Operating Expenses and related Examples are presented as if (i) the Current Agreement and Current Expense Limitation were in effect (the present situation), and (ii) the Proposed Agreement and New Expense Limitation were in effect. As described above, the Manager has informed the Trust that it intends to implement the New Expense Limitation on or about August 5, 1996 whether or not the Proposed Agreement is approved.

                        SHAREHOLDER TRANSACTION EXPENSES

(Note: Shares of the Fund are sold without any sales charges)

                                                    CURRENT    PROPOSED
                                                   AGREEMENT  AGREEMENT
                                                   ---------  ----------
Fund Reimbursement Fee - Purchase
(as a percentage of amount purchased)*.........       .25%        .25%

Fund Reimbursement Fee - Redemption
(as a percentage of amount redeemed)*..........       .25%        .25%

* Applies only with respect to certain cash payments and redemptions. Each Fund Reimbursement Fee is retained by the Fund to defray the costs and expenses associated with investing the proceeds of the sale of the Fund's shares in the case of purchases, and the sale of the Fund's portfolio securities in the case of redemptions.


                         ANNUAL FUND OPERATING EXPENSES
                  (As a percentage of average daily net assets)

                                                                             TOTAL FUND
                                                                              OPERATING
                           MANAGEMENT  SHAREHOLDER                            EXPENSES
                            FEE (AFTER  SERVICE      DISTRIBUTION    OTHER     (AFTER
                            WAIVER)       FEE            FEE       EXPENSES(c)  WAIVER)

UNDER CURRENT AGREEMENT
(With Current Expense       0.55%(a)     None            None        0.35%       0.90%
Limitation in Effect)

UNDER PROPOSED AGREEMENT
(With New Expense           0.80%(b)     None            None        0.35%       1.15%
Limitation in Effect)

     (a) Under the Current Expense Limitation, the Manager currently voluntarily waives some or all of its management fees and bears certain expenses until further notice in order to limit the total annual operating expenses (which do not include nonrecurring account fees and extraordinary items) to 0.90% of the Fund's total annual operating expenses listed under Total Fund Operating Expenses above. Absent such agreement by the Manager to waive its fee, management fees would be 0.80% under the Current Agreement and Total Fund Operating Expenses would be 1.15% under the Current Agreement.

     (b) Under the New Expense Limitation, the Manager would agree to waive some or all of its management fee and bear certain expenses until further notice in order to limit the total annual operating expenses (which do not include nonrecurring account fees and extraordinary items) to 1.15% of the Fund's total annual operating expenses listed under Total Fund Operating Expenses above. Absent such agreement by the Manager to waive its fee, management fees would be 0.80% under the Current Agreement and 0.90% under the Proposed Agreement and Total Fund Operating Expenses would be 1.15% under the Current Agreement and 1.25% under the Proposed Agreement.

     (c) Other Expenses are based on actual results for the fiscal year ended March 31, 1996.

EXAMPLE:                 You would pay the following expenses    You would pay the following
                         on a $1,000 investment assuming         expenses on a $1,000
                         (1) 5% annual return and (2)            investment assuming (1) 5%
                         redemption at the end of each           annual return and (2) no
                         time period:                            redemption:

                         1 year  3 years  5 years  10 years      1 year  3 years  5 years  10 years

CURRENT AGREEMENT         $14     $34      $55       $117        $12     $31      $52       $113
(With Current Expense
Limitation in Effect)

PROPOSED AGREEMENT        $17     $42      $71       $154        $14     $40      $67       $150
(With New Expense
Limitation in Effect)

The foregoing Examples assume the payment of a Fund Reimbursement Fee at the time of purchase. The purpose of the forgoing tables is to assist shareholders in understanding the various costs and expenses that are or would be borne directly or indirectly by shareholders.

NOTE: THE FIVE PERCENT ANNUAL RETURN AND THE EXPENSES USED IN THE EXAMPLES ARE MANDATED BY THE SECURITIES AND EXCHANGE COMMISSION AND ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

     The following compares the aggregate amounts that the Manager received or would have received under the Current and Proposed Agreements for the fiscal year ended March 31, 1996.

             ACTUAL / HYPOTHETICAL ADVISORY FEES PAID OR THAT WOULD HAVE BEEN PAID TO THE MANAGER FOR THE FISCAL YEAR ENDED
            MARCH 31, 1996 UNDER THE CURRENT AND PROPOSED AGREEMENTS

                                                    Increase in fees under
                                                    Proposed Agreement stated
                            Current     Proposed    as a % of fees paid/payable
                            Agreement   Agreement   under Current Agreement
                            ---------   ---------   ---------------------------

With Current
Expense Limitation(1)       $356,473    $356,473     No Change

With New
Expense Limitation(2)       $514,386    $517,138     0.54%

With No
Expense Limitation(3)       $514,386    $578,684     12.5%
_______________________________

(1) Calculated such that the Fund's total annual operating expenses would not exceed 0.90% of the Fund's average daily net assets.

(2) Calculated such that the Fund's total annual operating expenses would not exceed 1.15% of the Fund's average daily net assets.

(3) Calculated as if the actual management fee percentage (.80% under the Current Agreement and .90% under the Proposed Agreement) were paid to the Manager. The Manager would have received approximately $64,298 more under the Proposed Agreement than it would have under the Current Agreement with no Expense Limitation in effect for the 1996 fiscal year. This represents approximately a 12.5% increase over what would have been paid to the Manager under the Current Agreement under such circumstances.

     BASIS FOR THE TRUSTEES' RECOMMENDATION. In approving the Proposed Agreement at their May 20, 1996 meeting, the Trustees, including the Independent Trustees, requested and evaluated information provided by the Manager which, in the Manager's opinion, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the Proposed Agreement would be in the best interests of the Fund and its shareholders.

     The Trustees considered the fact that the Proposed Agreement would, except as described herein, have terms and conditions identical to those of the Current Agreement with the exception of the increase in the compensation payable to the Manager thereunder. The Trustees believe that the proposed fee increase will allow the Manager to continue to receive fees for its services that are competitive with fees paid by other mutual funds to high-quality investment managers. In recent years, the Trustees have noticed a general increase in the complexity of the investment process and in the competition for talented investment personnel and believe that the proposed increase will, over the long term, enable the Manager to continue to provide high-quality management services to the Fund. The Trustees also considered that, by observing the New Expense Limitation, the Manager would be able to limit the amount of compensation it receives under the Proposed Agreement to the extent that the Fund's total annual operating expenses would not reach a level that would preclude the Fund from remaining competitive with similar funds in the industry.

     In considering the Proposed Agreement, the Trustees placed primary emphasis upon the nature and quality of the services being provided by the Manager, taking into account the relative complexity of managing the Fund. The Trustees also considered the recent investment performance of the Fund and the management fees and other expenses paid by the Fund as compared to those of similar funds managed by other investment advisers.

     The Trustees also considered that, under both the Current and Proposed Agreements, the Manager may receive research services from brokers in connection with portfolio securities transactions for the Fund as described above. The Trustees and the Manager foresee no material changes to the Fund's brokerage arrangements resulting from the Proposed Agreement.

     TRUSTEES RECOMMENDATION. As described above, following consideration of these and other factors, the Trustees approved the Proposed Agreement on May 20, 1996. The Trustees, including the Independent Trustees, recommend that the shareholders vote FOR approval of the Proposed Agreement.

     REQUIRED VOTE. Approval of this proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the Fund's outstanding shares are present at the meeting in person or by proxy. IF THE SHAREHOLDERS OF THE FUND DO NOT APPROVE THE PROPOSED AGREEMENT, THE CURRENT AGREEMENT WILL REMAIN IN EFFECT AND THE TRUSTEES WILL TAKE SUCH FURTHER ACTION AS THEY DEEM TO BE IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE FUND.

II.  APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S INVESTMENT POLICIES

     The Fund's fundamental investment policies are those investment policies and restrictions which may be changed only by a shareholder vote, while non-fundamental, operating policies are those investment policies and restrictions which may be changed by the Trustees on behalf of shareholders of the Fund without shareholder approval. The proposals described below request that shareholders give their approval to make non-fundamental and allow the Trustees to amend certain of the Fund's fundamental investment policies which are more restrictive than related limitations imposed by law and positions of the Securities and Exchange Commission (the "SEC"). The Trustees recommend that shareholders approve these changes in order to provide the Fund with greater flexibility in pursuing its investment objective.

     A. PROPOSAL TO MAKE NON-FUNDAMENTAL AND AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY RELATING TO INVESTMENTS IN ILLIQUID SECURITIES, RESTRICTED SECURITIES AND REPURCHASE AGREEMENTS

     The Trustees recommend that the Fund's fundamental investment policy with respect to investments in securities the disposition of which is restricted under the federal securities laws ("restricted securities"), securities which at the time of investment are not readily marketable ("illiquid securities") and repurchase agreements maturing in more than seven days be made non-fundamental and amended to allow the Fund to operate under a less restrictive policy. The Trustees believe that the proposed change would provide the Fund with greater flexibility in responding to developments in the securities markets and recent changes in SEC rules and positions that give open-end investment companies ("funds") greater freedom to invest in such securities.

     The Fund's current fundamental investment policy provides that the Fund may not: "Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in
(a), (b) and (c) above." Subsections (b) and (c) are included in the policy because the SEC previously took the position that all restricted securities and repurchase agreements maturing in more than seven days were "illiquid securities" for these purposes. Shareholder approval is required to change the fundamental policy to a non-fundamental policy.

     The SEC has long taken the position that an open-end fund should limit its investments in illiquid securities because the fund may have difficulty meeting redemption requests within seven days if it holds a material percentage of its assets in such securities. The SEC is also concerned that a fund may have difficulty valuing its shares where the fund invests in illiquid securities for which market quotations are not available. In 1969, the SEC stated that a
                                       10
prudent limit on an open-end fund's holdings of illiquid securities was 10% of the fund's net assets. However, in connection with its efforts to remove unnecessary barriers to capital formation and to facilitate access to the capital markets by small businesses, the SEC determined in 1992 that it would be consistent with investor protection to increase the limit to 15% of a fund's net assets. The SEC noted that a 15% limit should be satisfactory to assure that open-end funds will be able to make timely payments for redeemed shares.

     Also, in recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, in 1990 the SEC adopted Rule 144A under the Securities Act of 1933 (the "Securities Act"), which is designed to facilitate efficient trading of restricted securities among institutional investors. Rule 144A allows for a broad institutional trading market for restricted securities. In adopting Rule 144A, the SEC specifically provided that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations for a fund if the trustees of the fund determine that the securities are, in fact, liquid. The SEC has taken the position that fund trustees may also determine that other categories of restricted securities are liquid for these purposes, including commercial paper issued pursuant to Section 4(2) of the Securities Act ("4(2) Commercial Paper"). The Trustees of the Trust have delegated to the Manager the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain general oversight and ultimate responsibility for these determinations.

     As the securities markets have evolved and new types of instruments have developed, the Trustees and the Manager have come to believe that the Fund's current fundamental investment policy is overly broad and unnecessarily restrictive. The fact that a security may be restricted will not necessarily adversely affect either the liquidity of the investment or the ability of the Fund to determine the value of the investment. As institutional markets develop, the Fund could be unnecessarily constrained by its current investment policy where the institutional markets for restricted securities provide both readily ascertainable values for restricted securities and allow funds to reduce an investment to cash in order to satisfy redemption orders on a timely basis.

     So that the Fund may take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets for restricted securities, the Trustees recommend that shareholders vote to make non-fundamental the Fund's fundamental investment policy regarding investment in restricted securities, illiquid securities and repurchase agreements. If shareholders approve this proposal, the Trustees intend to amend the non-fundamental policy such that the Fund will be permitted to invest up to 15% of its net assets in illiquid securities (including restricted securities and applicable repurchase agreements), the maximum percentage currently permitted under SEC guidelines. To the extent the Trustees determine that investments in restricted securities traded under Rule 144A or 4(2) Commercial Paper are in fact liquid, the securities will not be counted in calculating the 15% limit. In contrast to the existing fundamental policy, a non-fundamental investment policy may be amended or eliminated by the Trustees without shareholder approval.

      The Fund would generally be unable to obtain fair market value for illiquid securities if the Fund were required to sell such securities on short notice. Of course, the Fund's investment practice resulting from approval of this proposal could have the effect of increasing, from time to time, the level of illiquidity of the portfolio securities of the Fund. This could make it marginally more difficult for the Fund to value its shares and/or to fulfill shareholder redemption requests on a timely basis.

     TRUSTEES RECOMMENDATION. The Trustees, including the Independent Trustees, recommend that the shareholders vote FOR the proposal.

     REQUIRED VOTE. Approval of this proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the Fund's outstanding shares are present at the meeting in person or by proxy. IF THE SHAREHOLDERS OF THE FUND DO NOT APPROVE THE PROPOSAL, THE FUNDAMENTAL POLICY WILL REMAIN IN EFFECT AND THE TRUSTEES WILL TAKE SUCH FURTHER ACTION AS THEY DEEM TO BE IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE FUND.

     B. PROPOSAL TO MAKE NON-FUNDAMENTAL AND AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY RELATING TO INVESTMENTS IN THE VOTING SECURITIES OF ANY ONE ISSUER

     The Trustees recommend that the Fund's fundamental investment policy with respect to investments in the voting securities of any one issuer be made non-fundamental and amended to grant the Fund the maximum flexibility permitted for "diversified" funds under the 1940 Act.

     The Fund is a "diversified" fund under the 1940 Act. In order for the Fund to qualify as such, the 1940 Act requires that at least 75% of the value of the Fund's total assets be invested in securities limited with respect to any one issuer to not more than 10% of the outstanding voting securities of that issuer.

       The Fund's current fundamental investment policy, which is more restrictive than the limit imposed by the 1940 Act, provides that the Fund may not: "Acquire more than 10% of the voting securities of any issuer." Therefore, the Fund may not currently invest in more than 10% of the voting securities of any one issuer under any circumstance. Absent the current policy, the 1940 Act would permit the Fund to invest without regard to this limitation with respect to 25% of its total assets and still qualify as a diversified fund. Shareholder approval is required to change the fundamental policy to a non-fundamental policy.

     The Trustees and the Manager believe that there may be circumstances where it would be beneficial for the Fund to acquire more than 10% of the
voting securities of an issuer.   The Manager has advised the Trustees that
the current fundamental policy could prevent the Fund from investing in attractive investment opportunities which fit within the Fund's investment objective. For example, the 10% limit may be unnecessarily restrictive in the case of an issuer with particularly small market capitalization. Accordingly, in order to provide the Fund with the maximum flexibility permitted under relevant law, the Trustees recommend that shareholders vote to make non-fundamental the Fund's fundamental investment policy regarding investments in the voting securities of any one issuer. If shareholders approve this proposal, the Trustees intend to amend the non-fundamental policy to allow the Fund to invest up to 25% of its total assets without regard to the 10% limitation. In contrast to the existing fundamental policy, a non-fundamental investment policy may be amended or eliminated by the Trustees without shareholder approval. However, the Trustees may not adopt a policy which would allow the Fund to exceed the investment limits imposed on "diversified" funds under the 1940 Act without first obtaining shareholder approval to change the Fund's classification from a "diversified" to a "non-diversified" fund.

     In considering this proposal, shareholders should be aware that there are various risks associated with permitting the Fund to own a higher percentage of the voting securities of a single issuer. To the extent that the Fund owns all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions, or in the event of adverse changes in the financial condition of the issuer, the securities could become less liquid. Therefore, the Fund could find it more difficult to sell such securities or to determine the fair market value of such securities for purposes of computing the Fund's net asset value.

     TRUSTEES RECOMMENDATION. The Trustees, including the Independent Trustees, recommend that the shareholders vote FOR the proposal.

     REQUIRED VOTE. Approval of this proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the Fund's outstanding shares are present at the meeting in person or by proxy. IF THE SHAREHOLDERS OF THE FUND DO NOT APPROVE THE PROPOSAL, THE FUNDAMENTAL POLICY WILL REMAIN IN EFFECT AND THE TRUSTEES WILL TAKE SUCH FURTHER ACTION AS THEY DEEM TO BE IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE FUND.

III.      OTHER INFORMATION

     THE MANAGER. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to each series of the Trust as well as to a number of institutional investors and accounts. The Manager's institutional accounts may invest in the Fund and other series of the Trust.

     The Manager is a California limited partnership organized in 1985 with three general partners, Barr M. Rosenberg, Marlis S. Fritz and Kenneth Reid, and one limited partner,

Rosenberg Alpha L.P., a California limited partnership organized in 1985. The address of Rosenberg Alpha L.P. is 12 El Sueno, Orinda, CA 94563. Information concerning the principal executive officer and each general partner of the Manager is set forth below.

Name and Address            Position with Manager         Principal Occupation
- -----------------------     ------------------------      ---------------------

Barr M. Rosenberg           Managing General Partner      Position with Manager
12 El Sueno                 and Chief Investment
Orinda, CA 94563            Officer

Marlis S. Fritz             General Partner and           Position with Manager
3515 Washington Street      Director of Marketing
San Francisco, CA 94118

Kenneth Reid                General Partner and           Position with Manager
178 Estates Drive           Director of Research
Piedmont, CA 95611

     Rosenberg Alpha L.P. has two general partners, Barr M. Rosenberg and June D. Rosenberg, and one limited partner, Harold L. Arbit. The address of Ms. Rosenberg is 12 El Sueno, Orinda, CA 94563 and of Mr. Arbit is 835 Chiltern Road, Hillsborough, CA 94010.

     In addition to their respective positions with the Manager, Mr. Rosenberg is a Trustee of the Trust, Mr. Reid is the President and a Trustee of the Trust and Ms. Fritz is the Vice President and a Trustee of the Trust. Also, Carolyn Demler is the Clerk of the Trust and the Administrative Coordinator of the Manager and Po-Len Hew is the Treasurer of the Trust and the Accounting Manager of the Manager.

     Messrs. Rosenberg and Reid and Ms. Fritz, Hew and Demler, each being a general partner, officer or employee of the Manager, benefit from the management fees paid by the Fund to the Manager and, accordingly, may have an interest in the approval of the Proposed Agreement. However, these persons do not receive any direct compensation from the Fund or the Trust.

     THE ADMINISTRATOR. Furman Selz LLC, a Delaware limited liability company ("Furman Selz"), serves as the Trust's administrator and generally assists the Fund in all aspects of its administration and operation. The address of Furman Selz is 230 Park Avenue, New York, New York 10169. As compensation for its administrative services on behalf of the Fund, Furman Selz receives a monthly fee based upon an annual rate of 0.15% of the Fund's average daily net assets. Furman Selz did not begin to serve as the Trust's administrator until May of 1996 and received no compensation from the Fund or the Trust during the fiscal year ended March 31, 1996.

     SOLICITATION OF PROXIES. In addition to solicitation of proxies by mail, the Trustees and officers of the Trust and officers and employees of the Manager, affiliates of the Manager, or other representatives of the Trust may also solicit proxies by telephone or telegraph or in person.

     QUORUM AND METHODS OF TABULATION. In accordance with the Trust's Agreement and Declaration of Trust, except when a larger quorum is required by law, 40% of the shares of the Fund entitled to vote (present in person or represented by proxy) constitutes a quorum for the transaction of business at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be counted by a person appointed by the Trust as a teller (the "Teller") for the Meeting. With respect to all proposals, abstentions and broker non-votes have the effect of negative votes on the proposal.

     The Teller will count the total number of votes cast "FOR" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Teller will count shares represented by proxies that reflect abstentions and broker non-votes for purposes of determining the presence of a quorum.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Trust does not currently intend to hold such a meeting for holders of existing classes of shares in 1996 or 1997. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such meeting.

     ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of Special Meeting of Shareholders are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a reasonable time (up to 90 days) after the date set for the original meeting without further notice to permit further solicitation of proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals but not all proposals, the persons named as proxies may propose one or more adjournments of the meeting for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes properly cast on the question, whether or not a quorum is present, as required by the Trust's Agreement and Declaration of Trust. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The cost of any such additional solicitation and of any adjourned session will be borne by the Fund. However, as described above, the Manager currently voluntarily waives some or all of its management fee and bears certain expenses with respect to the Fund to the extent that the Fund's total annual operating expenses (including the management fee but excluding brokerage commissions, transfer taxes and extraordinary items) do not otherwise exceed 0.90% of the Fund's average daily net assets. As a result, the costs of any additional solicitation may in effect be borne by the Manager. Any proposals for which sufficient favorable votes have been received by the time of the

Special Meeting will be acted upon and such action will be final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     OTHER MATTERS. The Trustees are not aware of any other matters that are expected to arise at the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the Trustees' intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

                                                                    APPENDIX A

                             MANAGEMENT CONTRACT


     Management Contract executed as of ______, 1996, between Barr Rosenberg Series Trust, a Massachusetts business trust (the "Trust"), on behalf of its U.S. Small Capitalization Series (the "Fund"), and Rosenberg Institutional Equity Management, a California limited partnership (the "Manager").

     Witnesseth:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

          (a) Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and the fund accounting services for the Fund being supplied by State Street Bank and Trust Company) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund's stated investment objective, policies and restrictions.

          (b) In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager shall consider all factors it deems relevant, including, without limitation, the overall net economic BENEFIT to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and financial strength and stability of the broker. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Trust and to other clients of the Manager as to which the Manager exercises investment discretion.

          (c) The Manager shall not be obligated under this agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in
     Section 3.

2.   OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.   COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

     The Trust, on behalf of the Fund, will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid quarterly at the annual rate of 0.90% of the Fund's average daily net asset value. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each quarter within five (5) business days after the end of such quarter.

     In the event that expenses of the Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution expenses paid by the Fund pursuant to a distribution plan or otherwise) for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation that the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

     If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.   ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

          (a) Either party hereto may at any time terminate this Contract by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

          (b) If (i) the Trustees of the Trust by majority vote or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

     Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.   CERTAIN DEFINITIONS.

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

7.   NONLIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

8.   THE NAMES "ROSENBERG" OR "BARR ROSENBERG".

     The Manager owns the right to use the names "Rosenberg" OR " Barr Rosenberg" in connection with investment-related services or products, and such names may be used by the Trust only with the consent of the Manager.
The Manager consents to the use by the Trust of the name "Barr Rosenberg Series Trust" or to the use by the Trust of any other name embodying the names "Rosenberg" OR "Barr Rosenberg", in such forms as the Manager shall in writing approve, but only on condition and so long as (i) the Trust shall fully perform, fulfill and comply with all provisions of this Contract expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Trust to use the names "Rosenberg" OR "Barr Rosenberg" as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to use, or to authorize others to use, said names and the Trust agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said names). Without limiting the generality of the foregoing, the Trust agrees, on behalf of the Fund, that, upon any termination of this Contract by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Manager made within six months after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to the names "Rosenberg" OR "Barr Rosenberg" and will not thereafter transact any business in a name containing the names "Rosenberg" OR "Barr Rosenberg" in any form or combination whatsoever, or designate itself as the same entity as or successor to any entity of such name, or otherwise use the names "Rosenberg" OR "Barr Rosenberg" or any other reference to the Manager. Such covenants on the part of the Trust shall be binding upon it, its trustees, officers, stockholders, creditors and all other persons claiming under or through it.

9.   LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, BARR Rosenberg Series Trust, on behalf of its U.S. Small Capitalization Series, and Rosenberg Institutional Equity Management have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                              BARR ROSENBERG SERIES TRUST , on behalf of its U.S. Small Capitalization Series


                                By_______________________________
                                Title:


                              ROSENBERG INSTITUTIONAL EQUITY MANAGEMENT


                                By_______________________________
                                Title:  General Partner

                             ROSENBERG SERIES TRUST
                           SMALL CAPITALIZATION SERIES

           Proxy for a Special Meeting of Shareholders, August 1, 1996

     The undersigned hereby appoints Marlis S. Fritz and Carolyn Demler, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of the Small Capitalization Series (the "Fund"), a series of Rosenberg Series Trust (the "Trust"), on August 1, 1996 at 10:00 a.m. California time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1., 2.A. AND 2.B.

                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                   ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                   Dated:                           , 1996


                                   ------------------------------------------
                                             Signature

                                   ------------------------------------------
                                             Signature (if held jointly)

- -------------------------------------------------------------------------------


At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR all proposals:
                                                         FOR  AGAINST  ABSTAIN

1.  PROPOSAL TO APPROVE A NEW MANAGEMENT CONTRACT.       / /    / /      / /

2.  CHANGES TO INVESTMENT POLICIES.

   A.  PROPOSAL TO MAKE NON-FUNDAMENTAL AND AMEND
       THE FUND'S FUNDAMENTAL INVESTMENT POLICY
       RELATING TO INVESTMENTS IN ILLIQUID SECURITIES,
       RESTRICTED SECURITIES AND REPURCHASE AGREEMENTS.  / /     / /     / /

   B.  PROPOSAL TO MAKE NON-FUNDAMENTAL AND AMEND
       THE FUND'S FUNDAMENTAL INVESTMENT POLICY
       RELATING TO INVESTMENTS IN THE SECURITIES
       OF ANY ONE ISSUER.                                / /     / /     / /


THIS PROXY IS SOLICITED ON BEHALF OF THE             PLEASE SIGN AND DATE THE
TRUSTEES OF THE TRUST. PLEASE SIGN THE               REVERSE SIDE OF THIS CARD.
REVERSE SIDE OF THIS CARD. YOUR SIGNATURE
ACKNOWLEDGES RECEIPT OF THE NOTICE OF
SPECIAL MEETING AND THE ACCOMPANYING
PROXY STATEMENT.